                                                                   EXHIBIT 10.91


                         FIRST AMENDMENT TO AMENDED AND
                     RESTATED RECEIVABLES PURCHASE AGREEMENT


        This First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of February 15, 2002 (this "Amendment"), is among MAXTOR RECEIVABLES CORPORATION, a California corporation ("Seller"), MAXTOR CORPORATION, a Delaware corporation ("Maxtor"), the commercial paper conduits named herein (the "Conduit Purchasers"), the financial institutions named herein (the "Committed Purchasers"), the parties named herein as agents (the "Agents"), and FLEET NATIONAL BANK, a national banking association, as administrator for the Purchasers (in such capacity, the "Administrator").

                                   BACKGROUND

        1. Seller, Maxtor, the Conduit Purchasers, the Committed Purchasers, the Agents and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of November 15, 2001 (the "Receivables Purchase Agreement").

        2. The parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

        SECTION 2. Tangible Net Worth. Subject to Section 5 hereof, the definition of "Tangible Net Worth" that appears in Appendix A to the Receivables Purchase Agreement is hereby amended by adding the following clause at the end thereof: "and $90,000,000 for goodwill recorded on December 31, 2001, net of any recoveries".

        SECTION 3. Waiver of Liquidation Event. The Purchasers hereby waive the occurrence of a Liquidation Event pursuant to Section 10.01(p)(i) that occurred as of December 31, 2001. The foregoing waiver is limited to the specific circumstance set forth in the foregoing sentence, and for the specific date referred to therein, and only for the time period set forth in Section 5 hereof, and is not intended to be, nor shall it be deemed to be, a waiver of any other Liquidation Event, whether now existing or hereafter occurring.

        SECTION 4. Amendment Fee. Seller has paid to (i) each Committed Purchaser (other than Comerica Bank and ING Baring (U.S.) Capital Markets LLC ("ING")) an amendment fee of $37,500 and (ii) Comerica Bank, an amendment fee of $10,000.


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        SECTION 5. Effectiveness. The terms of this Amendment shall be effective for the period from the date hereof until May 15, 2002, at which time the terms hereof, including the waiver set forth in Section 3, shall cease to be effective and the Administrator, the Agents and the Purchasers shall have all of their rights and remedies pursuant to the Receivables Purchase Agreement with respect to the Liquidation Event described in Section 3 hereof, and any other
Liquidation Event, whether now existing or hereafter occurring, provided that if the Commitment of Holland Limited Securitization Inc., as a Conduit Purchaser, and ING, as a Committed Purchaser, are replaced in full by one or more Conduit Purchasers and Committed Purchasers on or before May 15, 2002, or if ING consents in writing on or before May 15, 2002 to the continued effectiveness of this Amendment, then the terms of this Amendment shall not expire on May 15, 2002, but shall continue in full force and effect.

        SECTION 6. Representations and Warranties. Each of Parent and Seller hereby represents and warrants that, after giving effect to this Amendment, (i) the representations and warranties contained in Article VI of the Receivables Purchase Agreement are true and correct on and as of the date hereof and shall be deemed to have been made on such date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date) and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

        SECTION 7. Miscellaneous. The Receivables Purchase Agreement , as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Seller, on demand, shall pay, or reimburse the Administrator for, all of the costs and expenses, including legal fees and disbursements, incurred by the Administrator or any Purchaser in connection with this Amendment.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                       2
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        IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

                                        MAXTOR RECEIVABLES CORPORATION


                                        By: /s/ GLEN HAUBL
                                            ------------------------------------
                                        Name: Glen Haubl
                                              ----------------------------------
                                        Title: CFO
                                               ---------------------------------



                                        MAXTOR CORPORATION


                                        By: /s/ PAUL J. TUFANO
                                            ------------------------------------
                                        Name: Paul J. Tufano
                                              ----------------------------------
                                        Title: COO & CFO
                                               ---------------------------------

                                      S-1
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                                        BLUE KEEL FUNDING, LLC,
                                        as a Conduit Purchaser

                                        By: /s/ ANDREW M. YEARDE
                                            ------------------------------------
                                        Name Printed: Andrew M. Yearde
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------

                                      S-2
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                                        FLEET NATIONAL BANK, as Administrator
                                        and as Blue Keel Agent

                                        By: /s/ PAUL SCHMIEDER
                                            ------------------------------------
                                        Name Printed: Paul Schmieder
                                                      --------------------------
                                        Title: Director
                                               ---------------------------------

                                      S-3
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                                        FLEET NATIONAL BANK, as a
                                        Committed Purchaser

                                        By: /s/ LEE A. MERKLE-RAYMOND
                                            ------------------------------------
                                        Name Printed: Lee A. Merkle-Raymond
                                                      --------------------------
                                        Title: Director
                                               ---------------------------------

                                      S-4
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                                        COMERICA BANK, as a Committed Purchaser


                                        By: /s/ DEVIN SEATTIHI
                                            ------------------------------------
                                        Name Printed: Devin Seattihi
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------

                                      S-5
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                                        HOLLAND LIMITED SECURITIZATION, INC., as
                                        a Conduit Purchaser


                                        By: ING Baring (U.S.) Capital Markets
                                            LLC, as Attorney-in-Fact


                                        By: /s/  LAUREL S. CHOATE
                                            ------------------------------------
                                        Name Printed: Laurel S. Choate
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------

                                      S-6
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                                        ING BARING (U.S.) CAPITAL MARKETS LLC,
                                        as Holland Limited Agent

                                        By: /s/ LAUREL S. CHOATE
                                            ------------------------------------
                                        Name Printed: Laurel S. Choate
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------

                                      S-7
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                                        ING BARING (U.S.) CAPITAL MARKETS LLC,
                                        as a Committed Purchaser

                                        By: /s/ LAUREL S. CHOATE
                                            ------------------------------------
                                        Name Printed: Laurel S. Choate
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------

                                      S-8
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                                        LIBERTY STREET FUNDING CORP., as a
                                        Conduit Purchaser

                                        By: /s/  KEVIN P. BURNS
                                            ------------------------------------
                                        Name Printed: Kevin P. Burns
                                                      --------------------------
                                        Title: Vice President
                                               ---------------------------------

                                      S-9
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                                        THE BANK OF NOVA SCOTIA, as Liberty
                                        Street Agent


                                        By: /s/ NORMAN H. LAST
                                            ------------------------------------
                                        Name Printed: Norman H. Last
                                                      --------------------------
                                        Title: Director
                                               ---------------------------------

                                      S-10
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                                        THE BANK OF NOVA SCOTIA, as a Committed
                                        Purchaser


                                        By: /s/ NORMAN H. LAST
                                            ------------------------------------
                                        Name Printed: Norman H. Last
                                                      --------------------------
                                        Title: Director
                                               ---------------------------------

                                      S-11